SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                March 13, 1998
                                                 -----------------------------



                          Federal Agricultural Mortgage Corporation
                   (Exact Name of Registrant as Specified in its Charter)

 Federally chartered instrumentality
    of the United States                  0-17440          52-1578738
   State or Other Jurisdiction of
   Incorporation                          (Commission      (IRS Employer
                                          File Number)     Identification No.)

   919 18th Street, N.W., Suite 200, Washington, D.C.             20006

          (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:           (202) 872-7700
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                                    N/A
        (Former Name or Former Address, if Changed Since Last Report)

Item 4.           Changes in Registrant's Certifying Accountant

     On March 13, 1998, the Federal Agricultural Mortgage Corporation (the "Registrant") determined not to re-engage its independent auditors, KPMG Peat Marwick LLP ("KPMG") and selected Arthur Andersen LLP ("AA") as its new independent auditors. The decision to retain AA and not to re-engage KPMG was recommended by the Audit Committee of the Board of Directors and was based upon proposals received from three major national accounting firms, including KPMG. The selection of AA is subject to ratification by the stockholders at the Registrant's Annual Meeting to be held on June 4, 1998.

     The reports of KPMG on the financial statements of the Registrant for each of the two fiscal years in the period ended December 31, 1996 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During each of the two fiscal years in the period ended December 31, 1997 and the subsequent interim period, there has been no disagreement between the Registrant and KPMG on any matter of accounting principles or practices, financial statements or disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused the Registrant to make reference to the subject matter of the disagreement(s) in connection with this report.

     The Registrant did not, during its two most recent fiscal years consult AA regarding either: (i)(a) the application of accounting principles to a specific transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with KPMG or a "reportable event" (as defined in SEC regulations).

     The client-auditor relationship between the Registrant and KPMG will cease upon the filing of the Registrant's report on Form 10-K for the period ended December 31, 1997, together with KPMG's report thereon.


Item 7.          Financial Statements and Exhibits

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    Exhibits:

             16. Letter, dated March 27, 1998, from KPMG Peat Marwick to the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                              (Registrant)


                              By:/s/ Michael T. Bennett
                                 Michael T. Bennett
                                 Vice President - General Counsel


Date: April 1, 1998

                                  EXHIBIT INDEX



Exhibit No.                   Description                           Page No.

16                      Letter,  dated March 27, 1998,  from KPMG
                        Peat  Marwick  to  the   Securities   and
                        Exchange Commission.

                                                                      EXHIBIT 16




March 27, 1998



Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Federal Agricultural Mortgage Corporation and, under the date of January 23, 1998, we reported on the consolidated financial statements of Federal Agricultural Mortgage Corporation as of and for the years ended December 31, 1997 and 1996. On March 13, 1998, our appointment as principal accountants was terminated effective upon the filing of the Federal Agricultural Mortgage Corporation's report on Form 10-K for the period ended December 31, 1997, together with our report thereon. We have read Federal Agricultural Mortgage Corporation's statements included under Item 4 of its Form 8-K dated March 20, 1998, and we agree with such statements, except that we are not in a position to agree or disagree with Federal Agricultural Mortgage Corporation's statements included in paragraph 1 related to the process and appointment of Arthur Andersen LLP as independent auditors or the statements in paragraph 3 related to consultation.

Very truly yours,


/s/ KPMG Peat Marwick
KPMG Peat Marwick LLP